UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

Skillsoft Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Innovative Way, Suite 201 Nashua, NH	03602
(Address of principal executive offices)	(Zip Code)

(603) 324-3000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SKIL	New York Stock Exchange
Warrants	SKIL. WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On March 7, 2023, Skillsoft Corp. (the “Company”) filed a petition (the “Petition”) in the Delaware Court of Chancery pursuant to Section 205 of the Delaware General Corporation Law (the “DGCL”) seeking validation of the Certificate of Amendment (as defined below) and all shares of the Company’s capital stock issued in reliance on the effectiveness and validity thereof. Such uncertainty was introduced by Garfield v. Boxed, Inc., 2022 WL 17959766 (Del. Ch. Dec. 27, 2022), which potentially affects the Company and many other similarly situated companies that became publicly traded through a special purpose acquisition vehicle (“SPAC”). Out of an abundance of caution, the Company has elected to pursue the remedial actions described below. Concurrently with the filing of the Petition, the Company filed a motion to expedite the hearing on the Petition, which was subsequently granted on March 8, 2023, as described below.

Background

On June 10, 2021, Churchill Capital Corp II (“Churchill”), the SPAC predecessor to the Company, held a special meeting of stockholders (the “Churchill Special Meeting”) to approve certain matters relating to the business combination in which the company acquired Software Luxembourg Holding S.A. (the “Merger”). One of these matters was a proposal to approve an amendment to the Company’s certificate of incorporation in order to, among other things, (i) increase the number of authorized shares of Class A common stock from 200,000,000 to 375,000,000, (ii) authorize the issuance of 3,840,000 shares of a new Class C Common Stock and setting forth the terms thereof, (iii) increase the authorized number of shares of preferred stock from 1,000,000 shares to 10,000,000 shares and (iv) provide for the automatic redemption of any outstanding Class C Common Stock by the Company immediately after the Merger (such proposal, the “Certificate of Amendment”). While the Certificate of Amendment was approved by the holders of a majority of the outstanding shares of common stock—including holders of a majority of the outstanding shares of Class A common Stock—the May 27, 2021 proxy statement did not disclose that a separate vote of a majority of the Class A Common Stock was required to approve the Certificate of Amendment.

The recent ruling by the Delaware Court of Chancery in the Boxed case introduces uncertainty as to whether Section 242(b)(2) of the DGCL would have required the Certificate of Amendment to be approved by a separate class vote of the majority of the Company’s then-outstanding shares of Class A common stock. The Company has been operating with the understanding that the Certificate of Amendment was validly approved at the Churchill Special Meeting. However, in light of the Boxed opinion, the Company has filed a petition in the Delaware Court of Chancery pursuant to Section 205 of the DGCL to seek validation of the Certificate of Amendment and all shares of the Company’s capital stock issued in reliance on the effectiveness and validity thereof. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts. If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s authorized capitalization could have a material adverse impact on the Company.

Hearing Date

On March 8, 2023, the Court of Chancery granted our motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for March 29, 2023 at 10:00 a.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As ordered by the Court of Chancery, the Company is filing the Petition with this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1. This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholders of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Skillsoft Corp., C.A. No. 2023-0288-LWW (Del. Ch.), in advance of the hearing. Any such written submission should also be emailed to the Company’s counsel, Kevin M. Gallagher, of Richards, Layton & Finger, P.A, at Gallagher@rlf.com.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this Form 8-K that are not historical facts are forward-looking statements and include, for example, statements with respect the pending Section 205 proceeding referenced above and the potential material adverse impact on the Company. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this release are based on our current beliefs and expectations of our management as of the date of this release. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, our ability to obtain the requested relief in the Section 205 proceeding and those additional risks. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Petition of Skillsoft Corp. Pursuant to 8 Del. C. § 205.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLSOFT CORP.

Date: March 10, 2023	By:	/s/ Richard Walker
	Name:	Richard Walker
	Title:	Chief Financial Officer